Exhibit 10.6

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of January 24, 2018 (this “Amendment”), among OMAHA HOLDINGS LLC, a Delaware limited liability company (“Holdings”), GATES GLOBAL LLC (the “Borrower”), each of the Guarantors party hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacity and including any permitted successor or assign, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Incremental Revolving Lenders (as defined below) and the Refinancing Revolving Lenders (as defined below) (collectively, the “Additional Revolving Lenders”).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and certain other parties entered into a Credit Agreement dated as of July 3, 2014, as amended by Amendment No. 1 dated as of April 7, 2017 and as amended by Amendment No. 2 dated as of November 22, 2017 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, Holdings and the Borrower have requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein;

WHEREAS, Section 2.15 of the Credit Agreement permits the Lenders to, upon the request of the Borrower, refinance all or any portion of any Class of Revolving Credit Loans (or unused Revolving Credit Commitments) then outstanding under the Credit Agreement, with Other Revolving Credit Loans and Other Revolving Credit Commitments, as the case may be, pursuant to the procedures described therein and a Refinancing Amendment;

WHEREAS, the Borrower has requested that the Lenders listed on Annex A hereto (each, a “Refinancing Revolving Lender”) provide “Other Revolving Credit Commitments” (the “Refinancing Revolving Commitments”) and “Other Revolving Credit Loans” (if applicable) (the “Refinancing Revolving Loans”) under Section 2.15 of the Credit Agreement (collectively, the “Refinancing Revolving Facility”) to refinance all Revolving Credit Commitments and Revolving Credit Loans (if applicable) outstanding immediately prior to the effectiveness of this Amendment (such Revolving Credit Commitments and Revolving Credit Loans, collectively, and including for the avoidance of doubt, Revolving Credit Commitments and Revolving Credit Loans that are converted, exchanged or rolled into the Refinancing Revolving Facility pursuant to this Agreement, the “Refinanced Revolving Facility” (the Refinancing Revolving Commitments together with the Incremental Revolving Commitments (as defined below), the “New Revolving Facility”);

WHEREAS, the Refinancing Revolving Lenders will comprise, and the New Revolving Facility will be made by, (i) in part, Lenders under the Refinanced Revolving Facility and who agree to convert, exchange or “cash-less roll” all of their Refinanced Revolving Facility to or for the Refinancing Revolving Facility; and (ii) in part, Persons providing new Refinancing Revolving Facility commitments which, and the proceeds of which (if applicable) will be used by the Borrower to repay lenders under the Refinanced Revolving Facility that will not be so converted, exchanged or rolled;

WHEREAS, Section 2.14 of the Credit Agreement permits the Borrower to establish Incremental Revolving Credit Commitments and to amend the Credit Agreement to give effect to the establishment thereof;

WHEREAS, the Borrower has requested that the Refinancing Revolving Lenders (in such capacity, the “Incremental Revolving Lender”) provide a Revolving Commitment Increase, in respect of the Refinancing Revolving Facility as previously effected pursuant to this Amendment, under Section 2.14 of the Credit Agreement in an aggregate principal amount of $60,000,000 (such Revolving Commitment Increase in such principal amount referred to herein as the “Incremental Revolving Commitments”; together with the Refinancing Revolving Commitments, the “New Revolving Commitments”; the loans made pursuant thereto, the “New Revolving Loans”) such that the Refinancing Revolving Commitments under the Refinancing Revolving Facility previously effected pursuant to this Amendment, plus the Incremental Revolving Commitments, shall be the aggregate amount set forth on Annex A hereto opposite such Refinancing Revolving Lender;

WHEREAS, the New Revolving Loans will be made under one new facility, after giving effect to both the Refinancing Revolving Facility and the Incremental Revolving Commitments and the New Revolving Loans will be held by Refinancing Revolving Lenders and the Incremental Revolving Lender ratably in accordance with their New Revolving Commitments.

WHEREAS, the Refinancing Revolving Lenders are willing, subject to the terms and conditions set forth herein and in the Credit Agreement, to severally make to the Borrower the amount of the New Revolving Commitments set forth opposite its name on Annex A hereto;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Subject to the occurrence of the Amendment No. 3 Effective Date:

(a) The Maturity Date for the New Revolving Facility shall be the date that is the earlier of (x) January 29, 2023 and (y) if greater than $500 million in aggregate principal amount of the initial Dollar Senior Notes are outstanding on April 15, 2022, April 15, 2022.

(b) Schedule 1.01(A) to the Credit Agreement is, effective as of the Amendment No. Effective Date, hereby amended by deleting the rows related to the heading “Series 2019 Revolving Credit Commitments” and “Series 2022 Revolving Credit Commitments” in their entirety and including in lieu thereof the Refinancing Revolving Lenders and the amount of New Revolving Commitments opposite each such Refinancing Revolving Lender contained in the table attached as Annex A hereto.

(c) Section 2.03(p) is hereby replaced in its entirety with the following:

“(p) On the Amendment No. 3 Effective Date, the L/C Obligations in any issued and outstanding Letters of Credit shall be reallocated so that after giving effect thereto the Revolving Credit Lenders shall share ratably in such L/C Obligations in accordance with their Pro Rata Share of the aggregate Revolving Credit Commitments.

Thereafter, L/C Obligations in any newly-issued Letters of Credit shall be allocated in accordance with each Revolving Credit Lender’s Pro Rata Share of the aggregate Revolving Credit Commitments.”

(d) Except as set forth in this Article I, (1) all of the terms of the New Revolving Facility shall be the same as those of the 2022 Revolving Credit Facility, (2) all references in the Credit Agreement to a “2022 Revolving Credit Borrowing”, “2022 Revolving Credit Commitment”, “2022 Revolving Credit Exposure”, “2022 Revolving Credit Facility”, “2022 Revolving Credit Lender” and “2022 Revolving Credit Loan” shall be deemed to refer to the New Revolving Facility, as applicable and (3) all references to a “2019 Revolving Credit Borrowing”, “2019 Revolving Credit Commitment”, “2019 Revolving Credit Exposure”, “2019 Revolving Credit Facility”, “2019 Revolving Credit Lender” and “2019 Revolving Credit Loan” shall be deemed to be removed from the Credit Agreement.

ARTICLE II

Refinancing Revolving Facility and Incremental Revolving Commitments

Subject to the occurrence of the Amendment No. 3 Effective Date:

(a) Each Refinancing Revolving Lender hereby (x) consents to the terms of this Amendment and (y) if such Refinancing Revolving Lender held Revolving Credit Loans or Revolving Credit Commitments immediately prior to this amendment in an amount less than, equal to or greater than the amount opposite such Refinancing Revolving Lender on Annex A hereto, irrevocably agrees that the entire amount of its Revolving Credit Loans and Revolving Credit Commitments, as in effect immediately prior to the Amendment No. 3 Effective Date, will be repaid, if applicable, or converted to New Revolving Loans as amended hereby and New Revolving Commitments as amended hereby, respectively, pursuant to the provisions of Section 2.15 of the Credit Agreement;

(b) Immediately after the establishment of the Refinancing Revolving Facility, each Incremental Revolving Lender hereby severally agrees to provide the Incremental Revolving Commitments and, for the avoidance of doubt, the Incremental Revolving Commitments, together with the Refinancing Revolving Commitments, equal to the amount opposite such Incremental Revolving Lender on Annex A hereto and irrevocably agrees that the entire amount of its Incremental Revolving Credit Commitments will be converted to New Revolving Commitments as amended hereby, respectively, pursuant to the provisions of Section 2.14 of the Credit Agreement;

(c) After giving effect to the Refinancing Revolving Commitments and the Incremental Revolving Commitments, the New Revolving Commitments of each Refinancing Revolving Lender under the New Revolving Facility will be as set forth under the caption “New Revolving Commitments” on Annex A hereto; and

(d) This Amendment is a Refinancing Amendment referred to in Section 2.15 of the Credit Agreement and an Incremental Amendment referred to in Section 2.14 of the Credit Agreement.

(e) Any Revolving Credit Lender under the existing Credit Agreement prior to the Amendment No. 3 Effective Date that is not a signatory hereto and does not have a New Revolving Commitment set forth on Annex A (an “Exiting Lender”), shall be deemed to no longer be a Revolving Credit Lender under the Credit Agreement as of the Amendment No. 3 Effective Date.

ARTICLE III

Conditions to Effectiveness

Section 3.1. This Amendment shall become effective on the date (which shall be January 29, 2018) (the “Amendment No. 3 Effective Date”) on which:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) the Additional Revolving Lenders, (iii) each Swing Line Lender, (iv) each L/C Issuer and (v) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 3 Effective Date) of Simpson Thacher & Bartlett, New York counsel for the Loan Parties. Each of the Borrowers and Holdings hereby instruct such counsel to deliver such legal opinion.

(c) The Administrative Agent shall have received such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates, certificates of incorporation (or confirmation of no change since the Amendment No. 2 Effective Date) and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 3 Effective Date.

(d) All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.

(e) The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) as of such earlier date.

(f) At the time of and immediately after giving effect to this Amendment, no Default shall exist or would result from this Amendment of from the application of the proceeds therefrom.

(g) The Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (e) and (f) of this Section 3.1.

(h) If applicable, the Administrative Agent shall have received a Committed Loan Notice with respect to the New Revolving Loans (if any) to be made on the Amendment No. 3 Effective Date at the Administrative Agent’s Office at least three Business Days prior to the Amendment No. 3 Effective Date (or, in each case, such shorter notice as is approved by the Administrative Agent in its reasonable discretion), and such Committed Loan Notice shall otherwise meet the requirements set forth in Section 2.02 of the Credit Agreement.

(i) If applicable, the Administrative Agent shall have received a prepayment notice with respect to the existing Revolving Credit Loans (if any) to be prepaid on the Amendment No. 3 Effective Date at the Administrative Agent’s Office at least three Business Days prior to the Amendment No. 3 Effective Date (or, in each case, such shorter notice as is approved by the Administrative Agent in its reasonable discretion), and such prepayment notice shall otherwise meet the requirements set forth in Section 2.05 of the Credit Agreement.

(j) With respect to each Mortgaged Property, the Collateral Agent shall have received a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination, and, to the extent any improved Mortgaged Property is located in an area determined by the Federal Emergency Management Agency to be a special flood hazard area, shall have received (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (ii) evidence of flood insurance as required by Section 6.07(c) of the Credit Agreement.

(k) (1) All amounts (if any) owing to each Exiting Lender under the Credit Agreement, (2) all existing Revolving Credit Loans (if any) and (3) all accrued and unpaid fees owing each Existing Lender, in each case, have been paid in full in cash from the proceeds of a concurrent borrowing of New Revolving Loans and/or cash on hand of the Borrower.

(l) On or prior to the Amendment No. 3 Effective Date, the Borrower shall have entered in to an amendment or amendment and restatement to the ABL Credit Agreement which gives effect to the extension of the “Maturity Date” (as defined in the ABL Credit Agreement) as set forth therein.

(m) On or prior to the Amendment No. 3 Effective Date, a parent of the Borrower shall have consummated a Qualified IPO.

ARTICLE IV

Post-Closing Matters

Within 90 days of the Amendment No. 3 Effective Date (unless waived or extended by the Administrative Agent in its reasonable discretion), the Collateral Agent shall have received with respect to each Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent, either:

(a) written or e-mail confirmation from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that: (i) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the Lien created by such mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by this Amendment and the other documents executed in connection herewith, for the benefit of the Secured Parties, and (ii) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the Lien created by such mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by this Amendment and the other documents executed in connection herewith, for the benefit of the Secured Parties; or

(b) (i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certifications, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Collateral Agent and the Secured Parties covering the enforceability of the applicable Mortgage as amended by the Mortgage Amendment;

(iii) a date down endorsement (or other title product where a date down endorsement is not available in the applicable jurisdiction) to the existing Mortgage Policy, which shall reasonably assure the Collateral Agent as of the date of such endorsement (or other title product) that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except for Liens permitted pursuant to Section 7.01 of the Credit Agreement or Liens otherwise consented to by the Administrative Agent;

(iv) evidence of payment by the Borrower of all escrow charges and related charges, mortgage recording taxes, fees, charges and costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title company to issue the endorsement (or other title product) contemplated above and evidence of payment of all applicable title insurance premiums, search and examination charges, and related charges required for the issuance of the endorsement.

ARTICLE V

Representations and Warranties.

Section 5.1. To induce each of the Additional Revolving Lenders to enter into this Amendment, each Loan Party represents and warrants that:

(a) Organization; Power. Each Loan Party (i) is duly organized or incorporated, validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite organizational or constitutional power and authority to execute and deliver this Amendment and perform its obligations under the Credit Agreement as amended by this Amendment, and the other Loan Documents to which it is a party, except, in the case of clauses (i) and (ii), where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b) Authorization; Enforceability. This Amendment has been duly authorized by all necessary corporate, shareholder or other organizational action by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) Loan Document Representations and Warranties. Before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Amendment No. 3 Effective Date and except that the representations and warranties which by their terms are made as of an earlier date are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) only as of such specified date.

(d) No Default or Event of Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE VI

Miscellaneous

Section 6.1. Effect of Amendment.

(a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdings and the Borrower under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement.

Section 6.2. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment.

Section 6.3. GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.

Section 6.4. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 6.5. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the applicable Obligations pursuant to the Collateral Documents.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

GATES GLOBAL LLC, as Borrower

By:	/s/ Nathan A. Rogers
	Name:	Nathan A. Rogers
	Title:	Treasurer

OMAHA HOLDINGS LLC, as Holdings

By:	/s/ David Naemura
	Name:	David Naemura
	Title:	President

GATES GLOBAL CO.
OMAHA ACQUISITION INC.
GATES INVESTMENTS, LLC
GATES ADMINISTRATION CORP.
PHILIPS HOLDING CORPORATION
TOMKINS BP US HOLDING CORP.
GATES BRONCO HOLDINGS CORP.
GATES DEVELOPMENT CORPORATION, each as a Guarantor

By:	/s/ David Naemura
	Name:	David Naemura
	Title:	President

GATES CORPORATION
GATES E&S NORTH AMERICA, INC.
GATES MECTROL, INC, each as a Guarantor

By:	/s/ Nathan A. Rogers
	Name:	Nathan A. Rogers
	Title:	Treasurer

[Signature Page to Amendment No. 3]

DU-TEX PROPERTIES, LLC, as a Guarantor

By:	/s/ David Naemura
	Name:	David Naemura
	Title:	Manager

GATES INTERNATIONAL HOLDINGS, LLC, as a Guarantor

By GATES CORPORATION, its sole member

By:	/s/ Nathan A. Rogers
	Name:	Nathan A. Rogers
	Title:	Treasurer

BROADWAY MISSISSIPPI DEVELOPMENT, LLC, as a Guarantor

By GATES DEVELOPMENT CORPORATION, its sole member

By:	/s/ David Naemura
	Name:	David Naemura
	Title:	President

ATLAS HYDRAULICS INC. (SOUTH DAKOTA),
as a Guarantor

By:	/s/ Nathan A. Rogers
	Name:	Nathan A. Rogers
	Title:	Treasurer

[Signature Page to Amendment No. 3]

Accepted and Acknowledged:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, L/C Issuer and Swing Line Lender

/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

CITIBANK, N.A., as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Caesar Wyszomirski
Name:	Caesar Wyszomirski
Title:	Director

[Signature Page to Amendment No. 3]

MORGAN STANLEY SENIOR FUNDING, INC., as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Michael King
Name:	Michael King
Title:	Vice President

[Signature Page to Amendment No. 3]

UBS AG, STAMFORD BRANCH, as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC, as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[Signature Page to Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA, as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

ROYAL BANK OF CANADA, as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Sinan Tarlan
Name:	Sinan Tarlan
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

[Signature Page to Amendment No. 3]

KEYBANK NATIONAL ASSOCIATION, as a Refinancing Revolving Lender and an Incremental Revolving Lender

/s/ Paul H. Steiger
Name:	Paul H. Steiger
Title:	Vice President

[Signature Page to Amendment No. 3]